UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

Quest Software, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26937	33-0231678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Polaris Way

Aliso Viejo, California 92656

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code (949) 754-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 14, 2012, Quest Software, Inc., a Delaware corporation (“Quest” or the “Company”), issued a press release. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Quest Software, Inc. on June 14, 2012

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and intends to furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, QUEST’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Quest with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Quest by contacting Quest’s Investor Relations by telephone at (949) 754-8000, or by mail at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656, Attention: Investor Relations, or by going to Quest’s Investor Relations page on its corporate web site at www.quest.com.

Participants in the Solicitation

Quest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quest in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein has been included in the preliminary proxy statement described above and will be included in the definitive proxy statement to be filed with the SEC. Additional information regarding these directors and executive officers is included in Quest’s amended Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

Forward-Looking Statements

This filing may include predictions, estimates and other information that might be considered forward-looking statements, including, without limitation, statements relating to the completion of the proposed transaction. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the Company may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, our stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, which are available on the SEC’s website at

www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quest Software, Inc.

Date: June 14, 2012	/s/ David P. Cramer
David P. Cramer
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Quest Software, Inc. on June 14, 2012